UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2014

Bridge Capital Holdings

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	000-50974 (Commission File No.)	80-0123855 (IRS Employer Identification Number)

55 Almaden Boulevard, Suite 200
San Jose, California	95113
(Address of principal executive offices)	(Zip Code)

                                             (408) 423-8500

(Registrant's telephone number, including area code)

                                             N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Bridge Capital Holdings (the “Company”) held its annual meeting of shareholders on May 28, 2014. The Company’s shareholders voted on the proposals listed below, each of which was described in the Company’s proxy statement for the meeting. On the record date for the meeting, there were 15,854,180 shares of the Company’s common stock outstanding and entitled to vote.

Voting Results

Proposal 1 — Election of Directors

The following individuals were elected as directors to serve until the 2014 annual meeting of shareholders or until their successors are elected and qualified. There were no nominees other than those listed below. The voting results were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Lawrence Owen Brown	12,489,979	48,997	3,033,434
Howard N. Gould	12,356,133	182,843	3,033,434
Dr. Frances J. Harvey	12,486,042	52,934	3,033,434
Allan C. Kramer, M.D.	12,466,430	72,546	3,033,434
Robert P. Latta	12,490,054	48,922	3,033,434
Daniel P. Myers	12,490,054	48,922	3,033,434
Christopher B. Paisley	11,741,908	797,068	3,033,434
Thomas M. Quigg	12,310,747	228,229	3,033,434
Thomas A. Sa	12,440,085	98,891	3,033,434
Terry Schwakopf	12,490,054	48,922	3,033,434
Barry A. Turkus	12,360,716	178,260	3,033,434

Proposal 2 — Advisor Proposal Concerning Executive Compensation

The shareholders voted to approve a non-binding advisory resolution concerning the Company’s 2013 executive compensation as described in the Company’s proxy statement for the meeting. The results of voting were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
12,423,463	105,813	9,700	3,033,434

Proposal 3 — Ratification of Appointment of Independent Accountants.

The shareholders voted to ratify the appointment of Vavrinek, Trine, Day & Co. LLP as independent accountants for the Company’s 2014 fiscal year. The results of voting were as follows:

Votes For	Votes Against	Abstain
15,509,569	46,206	16,635

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers’ Compensatory Arrangements of Certain Officers.

On May 24, 2014, Thomas M. Quigg notified the Company that he would resign from the Board of Directors of the of the Company and its subsidiary, Bridge Bank, N.A., effective June 2, 2014. The Company’s Board of Directors has named Mr. Quigg as an emeritus director, effective upon his resignation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 30, 2014	BRIDGE CAPITAL HOLDINGS

	By:	/s/ Thomas A. Sa
Thomas A. Sa
Executive Vice President
Chief Financial Officer
(Duly Authorized Officer)